UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 8, 2011

Date of Report (Date of earliest event reported)

LOCAL.COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7555 Irvine Center Drive

Irvine, CA 92618

(Address of principal executive offices) (Zip Code)

(949) 784-0800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 14, 2011, Local.com Corporation (the “Registrant”) filed a Current Report on Form 8-K to report the Company’s acquisition of Screamin Media Group, Inc. The acquisition became effective on July 9, 2011, following the execution by the Registrant on July 8, 2011, of an Agreement and Plan of Merger by and among the Registrant, Screamin Media Group, Inc., a Delaware corporation (“SMG”), Agile Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Registrant (“Subcorp”), and Dan Griffith, as Stockholders’ Agent, pursuant to which Subcorp was merged with and into SMG and SMG became a wholly-owned subsidiary of the Registrant. On September 23, 2011, the Registrant filed Amendment No. 1 to the Current Report on Form 8-K to provide financial information to the extent required by Item 9.01 of Form 8-K. On October 6, 2011, the Registrant filed a Current Report on Form 8-K disclosing that due to a modification in the manner in which the Registrant reports revenue from its Spreebird daily deals business, the Registrant’s management and Audit Committee had determined that SMG’s financial statement must be restated and amended to report revenue net of the merchant revenue share. This Amendment No. 2 to the Current Report on Form 8-K for Local.com Corporation is being filed to provide SMG’s restated and amended financial statements and Pro Forma information required by Item 9.01.

Item 2.01.	Acquisition or Disposition of Assets.

The information set forth in Item 2.01 of the Current Report on Form 8-K filed by the Registrant on July 14, 2011, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibit 99.2: Financial Statements of Business Acquired. Screamin Media Group, Inc. as of December 31, 2010 and For the Year Then Ended.

(b)	Exhibit 99.3: Pro Forma Financial Information. Local.com Corporation and Screamin Media Group, Inc.

Unaudited Pro Forma Information	1
Unaudited Pro Forma Balance Sheet as of June 30, 2011	2
Unaudited Pro Forma Statements of Operations for the three months ended June 30, 2011	3
Unaudited Pro Forma Statements of Operations for the six months ended June 30, 2011	4
Unaudited Pro Forma Statements of the year ended December 31, 2010	5
Notes to Unaudited Pro Form Financial Statements	6

(c)	Exhibit 99.4: Financial Statements of Business Acquired. Screamin Media Group, Inc. as of June 30, 2011 and The Three and Six Months Then Ended.

Unaudited Balance Sheet as of June 30, 2011	1
Unaudited Statements of Operations for the three and six months ended June 30, 2011 and 2010	2
Unaudited Statements of Cash Flows for the six months ended June 30, 2011 and 2010	3
Notes to Unaudited Financial Statements	4

(d)	Exhibits

2.1**	Agreement and Plan of Merger by and among Local.com Corporation, Agile Acquisition Corporation, Screamin Media Group, Inc. and Dan Griffith, as stockholders’ agent dated July 8, 2011.

23.1*	Consent of Haskell & White LLP.

99.1**	Press Release of Local.com Corporation dated July 11, 2011.

99.2*	Financial Statements of Business Acquired, Screamin Media Group, Inc. as of December 31, 2010 and For the Year Then Ended.

99.3*	Unaudited Pro Forma Financial Information.

99.4*	Unaudited Financial Statements of Business Acquired, Screamin Media Group, Inc. as of June 30, 2011 and The Three and Six Months Then Ended.

*	Filed herewith.
**	Incorporated by reference from the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2011	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer and Secretary

EXHIBIT INDEX

2.1**	Agreement and Plan of Merger by and among Local.com Corporation, Agile Acquisition Corporation, Screamin Media Group, Inc. and Dan Griffith, as stockholders’ agent dated July 8, 2011.

23.1*	Consent of Haskell & White LLP.

99.1**	Press Release of Local.com Corporation dated July 11, 2011.

99.2*	Financial Statements of Business Acquired, Screamin Media Group, Inc. as of December 31, 2010 and For the Year Then Ended.

99.3*	Unaudited Pro Forma Financial Information.

99.4*	Unaudited Financial Statements of Business Acquired, Screamin Media Group, Inc. as of June 30, 2011 and The Three and Six Months Then Ended.

*	Filed herewith.
**	Incorporated by reference from the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 14, 2011.